July 31, 2014 Ticker (NYSE: G) Genpact Q2 2014 Earnings Presentation Exhibit 99.2

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Forward-Looking Statements
These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on Genpact’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the BPO and IT Services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Company's Annual Report on Form 10-K.
These filings are available at www.sec.gov or on the investor relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the SEC. The Company undertakes no obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company.
These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the company’s reported results.
Reconciliations of these non-GAAP measures from GAAP are available in this presentation and in our earnings release dated July 31, 2014.
Non-GAAP Financial Measures

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Q2 2014 – Continued Growth & Disciplined Strategy Execution
Revenue growth, adjusted operating income and net income meet our expectations
Made solid progress in our strategy execution journey
Key events and accomplishments:
Won two large transformational engagements in our chosen verticals
Made solid progress in ramping up our Q1 win in CPG vertical; building unique CPG core operations capabilities
Continued to add depth to our client facing teams; well positioned to meet our objective of investing at least 6% of our revenue in sales & marketing for the full year
Ed Fitzpatrick joins as the new CFO; added new leaders into the Healthcare and Analytics businesses, bringing deep industry and leadership capabilities to our team
Completed announced acquisition; adds domain capabilities in life sciences regulatory affairs space

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Q2 2014 – Key Financial Highlights
Growth and margins in line with our stated full year expectations
Q2 ‘14 versus Q2 ‘13 performance:
Total Revenue:  +5%
Revenue from Global Clients: +7%
GE Revenue: -1%
Adjusted Income from Operations: -2%
Q2 2014  Adjusted Income from Operations margin at 15.6%
Notes:
Growth led by four of our target verticals, namely CPG, Life Sciences, Insurance and Capital
Markets
Margins reflecting solid progress on planned strategic investments in client facing teams and capabilities
1.
Adjusted Income from Operations is a Non-GAAP Measure. Q2 ‘14 GAAP income from operations decreased 6.3% and GAAP Operating Margin was 13.0%.
From a service line perspective, Finance and Accounting and consulting services led growth

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Investments on Track
Driving good inflows of larger, complex deals
Focused investments in client-facing teams and domain experts are driving increased involvement in more strategic and transformative engagements
We are bolstering our transformative capabilities by adding consulting services, particularly in the Finance & Accounting and Risk Services spaces
Strong pipeline inflows, win rates improving
Decision cycles continue to be long on larger deals; longer conversion time to revenues
Our investments are clearly resonating with our clients and in the marketplace

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Four Key Pillars of Our Growth Strategy
Concentrate
Investments
Concentrating our investments on specific market
leadership opportunities in select key industry verticals,
service lines and geographies to drive faster growth
Enhance Domain
Expertise
Expanding our team of subject-matter experts and lead
solutions architects who can bring extensive knowledge
and domain expertise to clients
Further
Differentiate
Solutions
Further differentiating our solutions by building capabilities and combining core operations, IT and analytics
Deepen Client
Relationships
Strengthening client relationships by adding a new set of
senior client-facing leaders and expanding onshore
capabilities to enhance proximity to clients

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Q2 Revenue Growth of 5% Driven by Global Clients
Q2 2014 Global Clients
Business Process Outsourcing revenues increased 8.7% and ITO revenues increased 1.6%
Q2 2014 GE
Growth in short cycle IT and consulting projects partially offsetting expected declines in other parts of the business
Notes:
Global
Clients
(1)
GE
(1)
BPO
ITO
5.0%
YoY
Growth%
6.8%
(1.2%)
5.0%
2.9%
5.7%
YoY
Growth%
$534.8
$561.6
Q2 ‘13 Q2 ‘14
Q2 ‘13
Q2 ‘14
($ in millions) ($ in millions)
$534.8
$561.6
121.3
413.5
441.8
119.8
133.0
401.8
424.8
136.8
1.
Data adjusted for dispositions by GE of businesses that Genpact continues to serve as Global Clients

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Continue to Expand Client Relationships
Notes:
81
26
12
85
27
14
0
10
20
30
40
50
60
70
80
90
> $5 MM > $15 MM
>$25 MM
Q2 13
Q2 14
Relationship Size
(1)
Relationship size = Clients representing annual revenues based on rolling four quarters
1.

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Accelerated investments in Client facing teams and Capabilities
Q2 2014 Adjusted Income from Operations margin:
Impact of investments
Partially offset by higher operating efficiencies and favorable foreign exchange rates
Q2‘13 Q2‘14 YoY
Revenue $534.8 $561.6 5.0%
Cost Of Revenue 332.7 340.1 2.2%
Gross Profit 202.1 221.5 9.6%
Gross Profit % of Revenue 37.8% 39.4% 160bps
Selling, general and administrative expenses 118.4 142.7
20.5%
SG&A % of Revenue 22.1% 25.4%
330bps
Adjusted Income From Operations
(1)
89.2 87.6 -1.8%
Adjusted Income From Operations Margin % 16.7% 15.6% -110 bps
($ millions)
Notes:
1. Adjusted Income from Operations is a Non-GAAP Measure. Income from Operations was $78.0 million in Q2 ‘13 and $73.1 million in Q2’14

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EPS Year-over-Year Bridge
Q2 ‘13 Q2 ‘14
Adjusted Net Income ($ millions) 74.7 59.4
Diluted Shares Outstanding (millions)
(2)
235 222
27
-7
FX Re-
measurement
Loss
Q2 ‘13
GAAP
EPS
1
22
(Cents per share)
Net
Adjustments
(1)
32
27
5
Net
Adjustments
(1)
Q2 ‘13
Adjusted
EPS
Q2 ‘14
Adjusted
EPS
Q2 ‘14
GAAP
EPS
1
Share Count/
Buyback
-5
Others
Increase       Decrease
Notes:
-
The above bridge reflects only significant variance items year over year and is illustrative and subject to rounding.
-
EPS = Diluted earnings per share
      Adjustments primarily include  amortization of intangibles relating to acquisitions, acquisition related expenses and share-based compensation expenses.
      Weighted average number of diluted shares outstanding
1.
2.

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Cash From Operations
Q2 2014 cash from operations up $3 MM
Cash from operations grew 4% YoY, in line with revenue growth.
Q2 ‘13 Q2 ‘14
4%
Q2 ‘13 Q2 ‘14
Days Sales Outstanding 80 84
Cash and Liquid Assets ($ millions)
(1)
536 377
Notes:
1) Cash and Liquid Assets = Cash and cash equivalents and short-term deposits
(14%)
YTD ‘13
YTD ‘14
YoY
Growth%
YoY
Growth%
($ in millions) ($ in millions)
76
79
108
93

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FY 2014
Revenues ($B)
2.24 - 2.28
Adjusted Income from Operations - Margin
15.0% - 15.5%
Other Metrics
Cash Flow From Operations
Decline ~15 - 20% YoY
Effective Tax Rate
24% - 26%
Capital Expenditure (% of revenue)
2.5% - 3.0%
Updated Full Year 2014 Outlook
(1) Adjusted for the Regulatory Affairs acquisition
(1)

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Annexure 1: Reconciliation of Adjusted Income from
Operations
(USD, In Thousands) Three months ended June 30,
2013 2014
Income from operations per GAAP $ 77,988 $ 73,051
Add: Amortization of acquired intangible assets resulting from
Formation Accounting and acquisitions
4,854 5,010
Add: Acquisition related expenses - 1,977
Add: Stock-based compensation 10,093 6,906
Add: Other income (expense) 709 517
Less: Provision for loss on Divestitures (2,945) -
Add: Gain (Loss) on Equity-method investment activity, net 63 34
Less/Add: Net (income) loss attributable to noncontrolling interest (1,586) 84
Adjusted income from operations $ 89,176  $ 87,579

Annexure 2: Reconciliation of Adjusted Net Income
(USD, In Thousands, except per share data) Three months ended June 30,
2013 2014
Net income per GAAP $ 63,876 $ 48,984
Add: Amortization of acquired intangible assets resulting from
Formation Accounting and acquisitions
4,854 5,010
Add: Acquisition related expenses - 1,977
Add: Stock-based compensation 10,093 6,906
Less: Tax impact on amortization of acquired intangibles resulting from Formation Accounting and acquisitions
(1,552) (1,631)
Less: Tax Impact on acquisition related expenses - (53)
Less: Tax Impact on stock-based compensation (2,605) (1,751)
Adjusted net income $ 74,666 $ 59,442
Adjusted diluted earnings per share $ 0.32 $ 0.27

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